                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                    EXX INC
- - --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- - --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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Notes:

                                    EXX INC
                                   Suite 109
                              3900 Paradise Road
                           Las Vegas, Nevada  89109

                               -----------------

                          NOTICE OF ANNUAL MEETING OF
                       CLASS A and CLASS B STOCKHOLDERS
                            To be held May 25, 1995

                               -----------------

To the Stockholders:

The Annual Meeting of Stockholders of EXX INC (the "Company") will be held at the office of Henry Gordy International, Inc. at 900 North Avenue, Plainfield, New Jersey at 1:00 P.M. on Thursday, May 25, 1995 for the following purposes:

(1) To elect one (1) Class A director and three (3) Class B directors to serve as provided in the Company's By-Laws until the next Annual Meeting and thereafter until their respective successors are elected and qualified; and

(2) To transact such other business as may properly come before the Meeting or before any adjournments of the Meeting.

The Board of Directors has fixed the close of business on April 27, 1995, as the record date for the determination of Class A and Class B Stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof.

A form of Proxy and the Proxy Statement respecting the Meeting are enclosed.

You are cordially invited to attend the Meeting in person. Whether or not you plan to attend, you are urged to promptly MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) in the accompanying envelope. Return of your Proxy will not deprive you of your right to vote your shares in person at the Meeting.

                               By Order of the Board of Directors,

                               David A. Segal
                               Chairman of the Board and Chief Executive Officer


Las Vegas, Nevada
April 28, 1995

                                    EXX INC
                                   Suite 109
                              3900 Paradise Road
                           Las Vegas, Nevada  89109
                                (702) 737-8811


                                PROXY STATEMENT

                               -----------------

              ANNUAL MEETING OF CLASS A and CLASS B STOCKHOLDERS
                                ON MAY 25, 1995

                               -----------------

This Proxy Statement and the accompanying form of proxy are first being mailed or given to Stockholders on or about April 28, 1995.

                    SOLICITATION AND REVOCATION OF PROXIES

This Proxy Statement and the accompanying form of proxy are being furnished to the Stockholders of EXX INC ("the Company") in connection with the solicitation of proxies by the Board of Directors of the Company with respect to the Company's Annual Meeting of Stockholders to be held at 1:00 P.M. on Thursday, May 25, 1995 at 900 North Avenue, Plainfield, New Jersey, and any adjournments of said Meeting. Any Stockholder giving a proxy has the power to revoke it at any time before it is exercised, by filing with the Company either (a) an instrument revoking it or (b) a duly executed proxy bearing a later date. The proxy will be suspended if the person granting the proxy is present at the Meeting and elects to vote his shares in person.

All expenses incurred in connection with this solicitation of proxies will be borne by the Company. In addition to soliciting proxies by use of the mails, the directors, officers and regular employees of the Company may solicit proxies by telephone, facsimile or personal interview. The Company may also reimburse brokers, banks, and other nominees for their reasonable expenses incurred in forwarding proxy materials.

                               VOTING SECURITIES

Only Stockholders of record at the close of business on April 27, 1995 will be entitled to notice and to vote at the Meeting and at any adjournments of the Meeting. As of April 27, 1995, 2,031,042 shares of the Company's Class A Common Stock, par value .01 per share ("Class A") and 677,014 shares of the Company's Class B Common Stock, par value .01 per share ("Class B"), were outstanding (exclusive of Treasury Shares).

                             ELECTION OF DIRECTORS

At the Meeting, the Stockholders will elect a board of four directors, comprising one Class A director and three Class B directors. Under the Company's Articles of Incorporation holders of outstanding shares of Class B shares have the right to elect two-thirds or the next rounded number of directors in excess of two-thirds if the number of directors is not divisible by three and the holders of the outstanding Class A shares have the right to elect the remaining
directors of the Company.   Each director is  to serve as provided in the
Company's By-Laws until the next Annual Meeting of Stockholders and thereafter until his successor is elected and qualified. Election of each class of directors will require the affirmative vote of holders of a plurality of the applicable class of Common Stock present (in person or by proxy) at the Meeting, provided a quorum is present. A quorum will require the presence (in person or by proxy) of the holders of a majority of each class of the shares entitled to vote at the Meeting. Each share of Common Stock will be entitled to one vote for each director to be elected.

It is intended that the proxies given to the person named in the enclosed form of proxy will be voted for the election of the nominees for director named below, each of whom is presently a director whose current term will expire on the Meeting date. Messrs. Fishman, Perlmutter, Remington, and Segal were elected directors by the Stockholders at the last Annual Meeting of Stockholders. Unless a contrary specification is indicated, the proxy to which this Proxy Statement relates will be voted for each of said nominees, or, in the event that any such nominee is not available by reason of any unforeseen contingency, then for the balance of the nominees and for such other person(s) as may be designated as a replacement nominee(s) by the remaining directors.

     The following information is given as of March 31, 1995. Except as otherwise indicated, each nominee has had the same principal occupation or employment during the last five years.

     Nominee, Age,                  Positions with the Company,      Shares of Common Stock          Percent of Outstanding
Director of the Company              Principal Occupation and          Beneficially Owned                 Common Stock
   Continually Since                   Other Directorships         Class A           Class B           Beneficially Owned
- - -----------------------             ---------------------------    -------           -------         ----------------------
Jerry Fishman,                    Director, President,                300(1)            100(1)                  *
47 -- 1984                        Fishman Supply Co., Inc.

Norman H. Perlmutter,             Executive Vice                      600(1)            200(1)                  *
54 -- 1984                        President,
                                  Keystone Recovery
                                  Services, A Division
                                  of Savit Enterprises Inc.

Frederic Remington,               Director, Chairman of               300(1)            100(1)                  *
65 -- 1984                        the Board and Chief
                                  Executive Officer of
                                  Peerless Tube Co.

David A. Segal,                   Chairman of the Board           942,534(1)        314,178(1)                46.41%
55 -- 1984                        and Chief Executive
                                  Officer; President,
                                  Walsh Shoe Repair
                                  System, Inc.

All officers, directors                                           943,734(1)        314,578(1)                46.47%
and nominees for director
of the Company as a group

*Less than 1/10 of 1%

- - ----------
(1) Includes 418,500 Class A Shares and 139,500 Class B shares owned by Mr. Segal as trustee for his children; Mr. Segal disclaims any beneficial interest in the shares held by him as trustee.

Mr. Fishman has been President of Fishman Supply Co., Inc., suppliers of construction material and building maintenance supplies, for more than the last five years. Mr. Perlmutter was named to his present position as of January 1, 1994. Prior to this date, Mr. Perlmutter was President and General Manager of U.S. Recovery Corp., a commercial collection agency, for more than five years. Mr. Remington has served as Chairman of the Board, and previously as Vice President of Peerless Tube Co., a manufacturer of aerosol cans and collapsible metal tubes, for more than the last five years. Mr. Segal has been Chairman of the Board and Chief Executive Officer of SFM Corp. for more than five years. Mr. Segal has also been President of Walsh Shoe Repair System, Inc., for more than five years.

The Board has a combined Audit/Stock Option Committee, currently composed of Messrs. Fishman and Perlmutter. In their capacity as the Audit Committee, Messrs. Fishman's and Perlmutter's tasks include meeting with the auditors to review the scope, accuracy, and results of the audit, and making inquiries as to the adequacy of the Company's accounting, financial and operating controls. In their capacity as the Stock Option Committee, their functions include granting options under the Company's new 1994 Stock Option Plan, and they are charged with the general supervision of the plan.

The combined Audit/Stock Option Committee held one meeting in 1994.

During 1994, the Company's Board of Directors met four times.


Compensation of Directors

Directors who also are employees of the Company (Mr. Segal) receive no fees for their service as Directors or for attendance at Board and Committee meetings. Non employee directors receive $1,000 for each Board Meeting with a minimum of $4,000 per year. Audit/Stock Option Committee members receive an additional $150 per committee meeting.


                           HOLDINGS OF COMMON STOCK

The following table and footnotes describe holdings of Common Stock as of March 31, 1995, as reported to the Company or as contained in filings made with the Securities and Exchange Commission by beneficial owners of more than 5% of the outstanding shares:

                                   Number of Shares    Percent of Outstanding
                                   of Common Stock          Common Stock
                                  Beneficially Owned     Beneficially Owned
                                  Class A    Class B     Class A    Class B
                                  ------------------     ------------------
David A. Segal
EXX  INC
Suite 109
3900 Paradise Road
Las Vegas, Nevada 89109           942,534    314,178(1)   46.41%     46.41%

- - ----------
(1) Of this total of 942,534 Class A Shares and 314,178 Class B shares, 418,500 Class A Shares and 139,500 Class B shares are owned by Mr. Segal as trustee for his children; Mr. Segal disclaims any beneficial interest in the shares held by him as trustee.

                COMPENSATION OF OFFICERS AND OTHER INFORMATION

The executive officer of the Company during 1994 was David A. Segal who was elected by the Board of Directors to serve as an officer of the Company until the next election of officers, as provided in the Company's By-Laws. Biographical information regarding Mr. Segal is presented in the section entitled "Election of Directors," above.

The following table provides summary information concerning salary and bonuses paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and the other highly compensated executive officer of the Company as of December 31, 1994 for the years ended December 31 1992, 1993 and 1994.


                          SUMMARY COMPENSATION TABLE

                                   Annual Compensation
- - ---------------------------------------------------------------------------------------
                                                                 Total       Other (1)
                                                                 Salary       Annual
Name and Principal Position       Year    Salary($)   Bonus($)  & Bonus    Compensation
- - ---------------------------       ----    ---------   --------  -------    ------------
David A. Segal                    1994     265,000     250,000  515,000         --
Chairman of the Board             1993     259,000     056,000  315,000         --
and Chief Executive Officer       1992     250,000     066,000  316,000         --

Michael Pahuta                    1994     120,000     375,000  495,000         --
President of Henry Gordy
International, Inc.

Paul Warshaw (2)                  1993     097,000        --    097,000         --
President of Henry Gordy          1992     150,000        --    150,000         --
International, Inc.

(1) None of the named officers received perquisites or other personal benefits in any amount large enough to require reporting in this column or any other compensation required to be reported in this column.

(2) Paul Warshaw's employment terminated as of August 31, 1993. He continued with the subsidiary as a consultant.


Executive Employment Contract

In 1994, the Company entered into a 10 year contract with Mr. Segal effective October 21, 1994 with an option to renew for an additional five years. Under the agreement, Mr. Segal's base compensation is $300,000 per year with annual increases based on a Consumer Price Index formula. In addition, there is a profit bonus under which Mr. Segal will receive 5% of the consolidated pre-tax earnings of the Company. In addition, Mr. Segal has an option pursuant to which, on termination of his employment for any reason, he can require the Company to repurchase all of the shares of the Company's common stock that he or members of his immediate family own at that time, at the greater of then fair market value or $10 per share.


Pension Benefits

A Subsidiary of the Company has a non-contributory defined benefit pension plan for salaried employees, which was "frozen" by action of the Board of Directors in January 1988. Monthly benefits payable at age 65 are equal to 50% of final average earnings, less 75% of the primary Social Security benefit. "Final average earnings" is the average of the highest consecutive five of the last ten years ended December 31, 1987, and monthly benefits are reduced pro rata for each full year of service less than thirty. Benefits are paid on a straight-life annuity basis or in an optional form which is actuarially equivalent to a life annuity.

The following table reflects estimated annual benefits payable at age 65 on a straight-life annuity basis at various compensation levels and years of service, before being reduced by up to 75% of the retiree's annual primary Social Security benefit.


                              PENSION PLAN TABLE

                               Years of Credited Service
                             -----------------------------
  Final Average Earnings     10            20           30
  ----------------------     --            --           --
          $30,000         $ 5,000       $10,000      $15,000
           50,000           8,333        16,667       25,000
           70,000          11,667        23,333       35,000
           90,000          15,000        30,000       45,000
          110,000          18,333        36,667       55,000
          130,000          21,667        43,333       65,000

Years of service of the executive officers of the Company currently credited under the plan are as follows: Mr. Segal, 10 years. The estimated final average earnings for Mr. Segal prior to reduction of Social Security Benefits are $98,300.

In 1994, the Company's Board of Directors adopted and the stockholders approved the EXX INC 1994 Stock Option Plan ("New Plan") which provided for the issuance of incentive stock options within the meaning of Section 422 of the Internal Revenue Code and for the issuance of non-qualified stock options (not intended to qualify under Section 422 of the Code). Pursuant to the plan, 1,000,000 shares of Class A stock have been reserved for issuance upon the exercise of options to officers, directors, employees and consultants of the Company as either incentive and/or non-qualified options.

The New Plan is administered by a committee (the "CommitteeO) consisting of two members of the Board of Directors, each of whom is a disinterested person as defined in Rule 16b-3 of the Securities and Exchange Act. The Committee has the authority to grant options, determine the recipients of said options, the exercise price which is not to be less than fair market value at date of grant, and to make all other determinations deemed necessary or advisable for its administration. The New Plan also provides that the maximum term of each option is ten years (except that with respect to options granted to persons holding more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price must be at least equal to 110% of the fair market value and the term cannot exceed five years). The New Plan also provides certain maximum limits of incentive options that may be granted to an employee within a calendar year.

No options were granted in 1994. Unless previously terminated, the New Plan shall terminate in 2004.


Compensation Report on Executive Compensation
- - ---------------------------------------------

The Compensation Committee is comprised of all members of the Board of Directors except the Chairman of the Board who is the Chief Executive Officer. There is currently in force a contract entered into in 1994 described under Executive Employment Contracts which covers the Chief Executive's Compensation.

As regards the other executive officer, the Chairman of the Board annually reviews the performance and operating results of the applicable subsidiary and determines the executive's salary and bonus arrangement subject to Board of Directors approval.

The foregoing report on Executive Compensation has been approved by all members of the Board of Directors.

                           David A. Segal, Chairman
                  Jerry Fishman            Frederic Remington
                               Norman Perlmutter

                         STOCK PRICE PERFORMANCE GRAPH

The current SEC rules require that the reporting Company include in this Proxy Statements a line graph which compares cumulative five-year return to stockholders on an indexed basis with a major index and a nationally recognized industry standard or a peer group index. This information set forth below compares the EXX Inc with the Standard & Poor's ("S&P") Midcap Index and the S&P Toys Index for this requirement. The information set forth covers the period from year-end 1989 through year-end 1994 and assumes the investment of $100 in December, 1989 and the monthly reinvestment of dividends.


                         TOTAL RETURN TO STOCKHOLDERS
                    DECEMBER 31, 1989 TO DECEMBER 31, 1994


                             [GRAPH APPEARS HERE]


                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN
              AMONG EXX INC, S&P MIDCAP 400 INDEX AND TOYS INDEX
Measurement period                      S&P MIDCAP      TOYS
(Fiscal year Covered)   EXX INC         400 INDEX       INDEX
- - ---------------------   ---------       ---------       ---------
Measurement PT -
12/31/89                $100            $100            $100

FYE 12/31/90            $ 37.50         $ 94.88         $ 88.12
FYE 12/31/91            $108.33         $142.42         $205.21
FYE 12/31/92            $175.00         $159.38         $243.76
FYE 12/31/93            $216.67         $181.62         $269.43
FYE 12/31/94            $533.33         $175.11         $267.37

                        INDEPENDENT PUBLIC ACCOUNTANTS

Rothstein, Kass & Company the Company's independent public accountants for 1994, have also been selected as such for the Company's current fiscal year. A representative from that firm is expected to be present at the Meeting and will have an opportunity to make a statement and to respond to appropriate questions from Stockholders.

During the year 1994, the Company changed independent public accountants with Board of Directors approval. There were no disagreements with the prior accountants. Please refer to the Company's Form 8-K dated October 28, 1994 filed with the Securities and Exchange Commission herein incorporated by reference.


                                OTHER BUSINESS

The Company's Board of Directors knows of no other matters which may come before the Meeting. However, if any other business should come before the Meeting, the proxies to which this statement relates will be voted on such matters in accordance with the best judgment of the person authorized therein.


                         PROPOSALS OF SECURITY HOLDERS

Any proposal by a Stockholder of the Company intended to be presented at the next Annual Meeting of Stockholders must be received at the Company's Executive offices on or before March 1, 1996.

                                        By Order of the Board of Directors,



                                        David A. Segal
                                        Chairman of the Board and
                                        Chief Executive Officer


Las Vegas, Nevada
April 28, 1995

A copy of the Company's annual report for the year ended December 31, 1994, including financial statements, accompanies this Proxy Statement.

THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY-SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

P R O X Y


                                    EXX INC

                           CLASS A STOCKHOLDER PROXY
            Proxy Solicited on Behalf of the Board of Directors of
                the Company for the Annual Meeting May 25, 1995


The undersigned hereby constitutes and appoints David A. Segal his true and lawful agent and proxy, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of EXX INC to be held at the office of Henry Gordy International, Inc. at 900 North Avenue, Plainfield, New Jersey at 1:00 P.M. on Thursday, May 25, 1995, and at any adjournments thereof, on all matters coming before said meeting.

                                        Dated: ___________________________, 1995

                                       _________________________________________

                                       _________________________________________
                                                Signature of Stockholder

                                           This Proxy Must be Signed Exactly
                                                 as Name Appears Hereon.
                                       Executors, administrators, trustees,
                                       etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.
                                                                          (over)

                                                     (continued from other side)

This Proxy will be voted in accordance with the instructions given herein.

IF NO INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR; AND WILL BE VOTED AND ACTED UPON WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF IN THE JUDGMENT OF THE PERSON NAMED PROXY HEREIN.

1.  ELECTION OF DIRECTOR
    Nominee, Norman H. Perlmutter
    (Mark only one)
    [_] VOTE FOR the nominee listed above.
- - ------------------------------------------
    [_] VOTE WITHHELD from the nominee listed above.

2. In his discretion, upon other matters as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. USING THE ENCLOSED ENVELOPE

P R O X Y


                                    EXX INC

                           CLASS B STOCKHOLDER PROXY
            Proxy Solicited on Behalf of the Board of Directors of
                the Company for the Annual Meeting May 25, 1995


The undersigned hereby constitutes and appoints David A. Segal his true and lawful agent and proxy, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of EXX INC to be held at the office of Henry Gordy International, Inc. at 900 North Avenue, Plainfield, New Jersey at 1:00 P.M. on Thursday, May 25, 1995, and at any adjournments thereof, on all matters coming before said meeting.

                                        Dated: ___________________________, 1995

                                       _________________________________________

                                       _________________________________________
                                                Signature of Stockholder

                                           This Proxy Must be Signed Exactly
                                                 as Name Appears Hereon.
                                       Executors, administrators, trustees,
                                       etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.
                                                                          (over)

                                                     (continued from other side)

This Proxy will be voted in accordance with the instructions given herein.

IF NO INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR; AND WILL BE VOTED AND ACTED UPON WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF IN THE JUDGMENT OF THE PERSON NAMED PROXY HEREIN.

1.  ELECTION OF DIRECTORS
    Nominees, Jerry Fishman, Frederick Remington, David A. Segal,
    (Mark only one)
    [_] VOTE FOR the nominees listed above; except vote withheld from following nominees (if any):

- - --------------------------------------------------------------------------------
    [_] VOTE WITHHELD from all nominees

2. In his discretion, upon other matters as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. USING THE ENCLOSED ENVELOPE